March 17, 1994

Mr. Stephen W. Palley
King World
1700 Broadway
35th Floor
New York, NY  10019

Dear Steve:

Pursuant to our conversations, may the following (sometimes herein referred to as the "Amendment") serve as a deal memorandum and an amendment to the existing agreement as amended to date (sometimes referred to as the "Existing Agreement") between the parties King World Productions, Inc. ("King World") and HARPO, Inc. ("HARPO"). As used herein, the term "Agreement" refers to the Existing Agreement as modified by this Amendment.

For good and valuable consideration as set forth herein, the parties agree as follows:

1. HARPO agrees to produce an additional television season of The Oprah Winfrey Show (the "Show"), namely the 1995/96 television season ("Year 10"). The Year 10 episodes will be produced for initial telecast between September 1, 1995 and August 31, 1996, with the Term of the Agreement deemed extended through August 31, 1996. HARPO may engage Harpo Productions, Inc. to produce the Show and shall, in any event, enter into an agreement with a separate personal services corporation which shall furnish the personal services of Oprah Winfrey to HARPO to host 195 new episodes of same.

HARPO also agrees to allow King World to license (subject to the qualifications set forth below) to domestic and international markets, in accordance with paragraph 11 of this Amendment, an additional four years' rights to the Show, namely for the 1996/97, 1997/98, 1998/99 and 1999/2000 television seasons ("Year 11", "Year 12", "Year 13" and "Year 14", respectively), under the express condition that all licenses of such programs for such Years shall be explicitly subject to the production of the Show for such Years, which shall be at the election of HARPO. If HARPO does not exercise its option for any of the 1996/97, 1997/98, 1998/99 or 1999/2000 television seasons any license of the Show for said years will be null and void. Under no circumstances will King World procure from licensees advances attributable to Years 11, 12, 13 and 14 prior to HARPO's written exercise of its options for each of said Years. The decision to host and produce for the 1996/97 television season (Year 11) will be made on or before September 15, 1995, the decision to host and produce for the 1997/98 television season (Year 12) if the option was exercised for Year 11 will be made on or before September 15, 1996, the decision to host and produce for the 1998/99 television season (Year 13) if the option was exercised for Year 12 will be made on or before September 15, 1997 and the decision to host and produce for the 1999/2000 television season (Year 14) if the option was exercised for Year 13 will be made on or before September 15, 1998. No decision by HARPO will be final unless and until

Mr. Stephen W. Palley
King World
March 17, 1994
Page 2


confirmed in writing. If HARPO exercises its option for each such Year, it will produce episodes of the Show on the terms and conditions set forth herein applicable to Year 10, except to the extent otherwise set forth herein. Subject to consultation with King World, HARPO will have, commencing with Year 8, final creative, financial and editorial controls regarding the production of the Show, promos and HARPO's other activities hereunder.
Subject to consultation with HARPO, King World will have final control regarding its distribution activities. HARPO represents that the production values and format for new programs produced will be consistent with Year 8 of the Show, provided that HARPO shall have the right to continue to make evolutionary changes to the format in consultation with King World. King World represents that its distribution efforts for Years after Year 8 will be consistent with Year 8 of the Show. The terms of any licenses between King World and WIVB and any other television stations owned or controlled directly or indirectly by King World will be consistent with terms of comparable transactions negotiated at arms' length.

For purposes of clarity, the term "Year" is defined herein and in the document dated January 28, 1991 in a manner consistent with, and shall be interpreted to be equivalent to, the term "Period" as defined in the documentation dated as of January 30, 1987 and July 29, 1988 comprising the Agreement as amended through July 29, 1988.

2. In each Year in which Oprah Winfrey performs the hosting duties set forth above, HARPO agrees to deliver 195 newly produced episodes of the Show, plus 5 best-of Oprah shows (consisting of clips from shows of the then-current or prior seasons with newly produced wraparounds hosted by Oprah Winfrey).

3.       Production Fee(s)

         (a) King World shall advance HARPO the following amounts (herein, the "Production Fee(s)") as and for HARPO s costs in connection with the production of the Show in each of Years 8, 9, 10 and 11:

         Season                                      Production Fee
         ------                                      --------------
         Year 8                                            *
         Year 9                                            *
         Year 10                                           *
         Year 11                                           *

The applicable Production Fee for each such Year shall be payable 1/2 on September 1 and 1/2 on January 3 of that Year.

         (b) The Production Fee(s) are intended to cover the services of HARPO in connection with producing the Show and, consistent with the "Harpo, Inc. / King World 1992/1993 Budget", with domestic affiliate relations, media relations, promotion, and

Mr. Stephen W. Palley
King World
March 17, 1994
Page 3


fan mail services for the Show. Please see Exhibit A for additional detail and guidelines regarding what the Production Fee includes and excludes. The parties acknowledge that Exhibit A is not a complete enumeration of each party's rights and obligations but is accurate insofar as it specifies what each of HARPO and King World must, respectively, pay for.

         (c) Notwithstanding the foregoing, if HARPO's production costs hereunder prior to Year 12 increase as a result of newly imposed union requirements (e.g., HARPO's affiliation with unions with which it presently has no collective bargaining agreement or the modification to HARPO's disadvantage of collective bargaining agreements with unions with which it presently has more favorable arrangements) during the Term, the Production Fee(s) shall be renegotiated to cover the attendant verifiable cost increases sustained by HARPO.

         (d) Consistent with past and current practice prior to the date of execution hereof, King World shall continue to advance, in addition to the Production Fee(s), any additional amounts specifically attributable to the preparation of the Show for distribution outside of the United States, including without limitation costs of format conversion and costs of acquiring clip or other intellectual property rights for exploitation outside of the United States. Said amounts shall be deemed Recoupable Distribution Costs of King World and shall be recoupable as set forth below.

         (e) The Production Fee(s) shall be recoupable by King World out of revenues derived from distribution of the Show as set forth below; provided that promptly after the execution hereof, the parties will negotiate in good faith an arrangement with respect to the deferral of recoupment of the Production Fee(s), after recoupment of the corresponding Guarantee, consistent with the existing deferral arrangement with respect to the Advance.

4. Guarantees: King World shall pay to HARPO the following applicable amounts (the "Guarantee(s)"):

         (a) Years 8 and 9: King World shall remain obligated to pay the aggregate guarantee of * for Years 8 and 9 and to lend the $17,250,000 (which loan has been heretofore made by King World and is repayable by HARPO) in accordance with the Existing Agreement.

         (b) After Year 9: King World shall pay HARPO the following applicable respective amounts (the "Guarantees") with respect to Year 10 and each applicable Year, if any, after Year 10 for which HARPO exercises its option to produce additional new programs hereunder:

Mr. Stephen W. Palley
King World
March 17, 1994
Page 4



                 Season      Guarantee    Payment Schedule
                 ------      ---------    ----------------
         (i)     Year 10         *        Payable in full upon execution hereof

         (ii)    Year 11         *        Payable upon HARPO's  exercise of its option for Year
                                          11

         (iii)   Year 12         *        Payable (A)  *, upon  HARPO's exercise  of its option
                                          for Year 12, (B) *, on  September 1, 1997. and (C) *,
                                          on January 3, 1998.

         (iv)    Year 13         *        Payable (A)  *, upon  HARPO's exercise  of its option
                                          for Year 13, (B)  *, on September 1, 1998. and (C) *,
                                          on January 3, 1999.

         (v)     Year 14         *        Payable (A)  *, upon  HARPO's exercise  of its option
                                          for Year 14, (B) *, on September 1, 1999. and (C)  *,
                                          on January 3, 2000.

The Guarantee payable with respect to a given Year will constitute an advance against HARPO s Share of Revenues (as defined below) for such Year; provided that promptly after the execution hereof, the parties will negotiate in good faith an arrangement with respect to the deferral of recoupment of the last
* of the Guarantee payable with respect to each of Years 12, 13 and 14 consistent with the existing deferral arrangement with respect to the Advance.

         (c) In the event that King World terminates this Agreement as a result of a Qualifying Breach (as defined below), HARPO thereupon shall immediately repay the Returnable Portion (as defined below) of the Guarantee attributable to the Year in which such Qualifying Breach occurs, to the extent that such Returnable Portion of the Guarantee has not been earned by HARPO, as well as the Returnable Portion(s) of Guarantee(s) paid to HARPO attributable to any Years that, at the time of such Qualifying Breach, have not yet commenced. The aforesaid is without prejudice to the other rights and remedies of King World in the event of any such Qualifying Breach. In order to secure repayment of such Returnable Portion(s) of the Guarantee(s) in accordance with this subparagraph (c), HARPO (and, to the extent applicable, Jacobs & Company (the "Jacobs Company"), Oprah Winfrey and Jeffrey D. Jacobs) hereby grant to King World a first priority security interest in the Specified Collateral (as defined below), which security interest shall be limited, at any given time, to the aggregate amount (the "Secured Amount") of the Returnable Portion(s) of any Guarantee(s) paid to HARPO which would, in the event that a Qualifying Breach occurred at such time, be repayable in accordance with this subparagraph (c). HARPO, the Jacobs Company, Oprah Winfrey and Jeffrey D. Jacobs shall promptly execute such documents as King World may reasonably require (provided the terms of such documents shall be subject to prior good faith negotiation by the parties) to enable King World to perfect the aforesaid security interests under this paragraph 4.

Mr. Stephen W. Palley
King World
March 17, 1994
Page 5


         (d)     As used herein:

                 (i) The "Returnable Portion" of the Guarantee means the following applicable respective portions of the Guarantee paid to HARPO with respect to each Year:

              Season        Guarantee             Returnable Portion
              ------        ---------             ------------------
         A.   Year 10       *                     *
         B.   Year 11       *                     *
         C.   Year 12       *                     The * installment payable
                                                  pursuant to subparagraph
                                                  4(b)(iii)(A)
         D.   Year 13       *                     The * installment payable
                                                  pursuant to subparagraph
                                                  4(b)(iv)(A)
         E.   Year 14       *                     The * installment payable
                                                  pursuant to subparagraph
                                                  4(b)(v)(A)

                 (ii) The "Specified Collateral" means either (at the sole election of HARPO, which election may be made from time to time upon written notice given to King World) (A) all revenues payable to HARPO or to the Jacobs Company at any time under the Agreement, plus any unexercised stock options and stock granted to Oprah Winfrey and Jeffrey D. Jacobs pursuant to paragraph 5 of this Amendment, provided that such security interests in and to such stock options and stock shall be limited to any profit from the sale of such stock, or (B) marketable securities the fair market value of which equals or exceeds the Secured Amount, provided that (1) HARPO may withdraw "Specified Collateral" to the extent that its value at any time is greater than the Secured Amount at that time, and (2) shall augment the "Specified Collateral" to the extent that its value at any time is less than the Secured Amount at that time.

                 (iii) A "Qualifying Breach" means a breach by HARPO of the Agreement, which breach legally entitles King World to terminate the Agreement, resulting from either (A) HARPO's nondelivery of episodes, or (B) HARPO's breach of the provisions of paragraph 12 of this Amendment.

Mr. Stephen W. Palley
King World
March 17, 1994
Page 6


5.       Stock Options

         (a)     King World has heretofore granted to Oprah Winfrey and Jeffrey
D. Jacobs options to purchase 1,000,000 shares of King World stock. Notwithstanding any previous understanding between the parties to the contrary, said options shall, in consideration of HARPO's agreement to produce the Show for Year 10, be fully vested and exercisable now.

         (b) In consideration of HARPO's agreement to produce the Show for Year 10, King World hereby grants to Oprah Winfrey options to purchase 450,000 shares of King World stock and hereby grants to Jeffrey D. Jacobs options to purchase 50,000 shares of King World stock. Said options shall be exercisable at the price of $33-5/8 (Thirty Three And Five-Eighths) per share and shall vest and be exercisable immediately. Said options were granted at the closing market price on March 8, 1994, the date on which the parties reached an agreement in principle with respect to this transaction. In the event HARPO exercises its option for Year 11, 12 13 and/or 14, King World will, in consideration of HARPO's agreement to produce the Show for the Year in question, grant an additional 250,000 options (225,000 to Oprah Winfrey and 25,000 to Jeffrey D. Jacobs) for each option year exercisable at closing market price of said stock on the date that said exercise of option is received by King World by fax or Federal Express. The options for each such additional Year, if any, will be granted, will vest and will be fully exercisable upon exercise of HARPO's option for that Year.

         (c) Oprah Winfrey and Jeffrey Jacobs, as applicable, will have the right to pay the exercise price in cash or in King World stock if permitted by King World's stock option plan.

         (d) The shares subject to the option will be publicly registered. The final stock option agreements, which will definitively govern such options (including without limitation the terms and conditions of the security interest in and to the Specified Collateral referred to in subparagraph 4(d)(ii)(A), if applicable), will be presented promptly after the execution hereof to Oprah Winfrey and Jeffrey Jacobs for signature and will, except as set forth to the contrary in this Amendment, be consistent with the terms of the stock option agreements governing the options referred to in subparagraph 5(a).

6. In accord and settlement of the current audit dispute between the parties, King World agrees to refund to HARPO $561,938, as its share of foreign commissions paid in addition to the distribution fee already paid to King World. Said refund will be made consistent with the payment procedures outlined in paragraph 16 of the July 29, 1988 amendment modifying paragraph 11 of the January 30, 1987 agreement. Interest on same will be waived. The audit rights of HARPO will be closed through the 1990/91 broadcast season.

Mr. Stephen W. Palley
King World
March 17, 1994
Page 7


7. King World agrees to immediately repurchase the combined holdings of preferred stock of Oprah Winfrey for the amount of $681,250 and Jeffrey D. Jacobs for the amount of $68,124 in Buffalo Broadcasting.

8. HARPO agrees to immediately repay to King World the balance of the development money previously advanced in the sum of $550,252.00 and will prepare a summary of development activities, along with the allocation of costs to specific projects, and furnish such summary to King World Productions, as soon as possible. The project submission procedure, and all submissions obligations of HARPO in connection therewith, are terminated, prospectively and retroactively, except as set forth in this paragraph 8. King World will continue to be obligated to distribute up to a total of four MOWs produced by a HARPO entity (the first two of which, "Overexposed" and "There Are No Children Here", have already been delivered to King World) during the Term, as extended hereunder, in accordance with the terms heretofore agreed upon by the parties. If HARPO produces or otherwise exploits any production(s) developed with development fund payments heretofore advanced by King World to HARPO, HARPO will reimburse King World, out of first "non-passthrough monies" received by HARPO, for the full amount of any such payments made by King World which were used for development costs on the production(s) in question per the summary.
As used in the preceding sentence "non-passthrough monies" means all amounts received by HARPO from third parties in respect of the development and/or exploitation of the production(s) in question, excluding amounts which are paid to HARPO as reimbursement for the costs of development (e.g., engagement of writers or extension of options), provided such costs are incurred either (a) after receiving a development commitment from such third parties or (b) in contemplation of receiving such a commitment.

9.       Security.

         (a) HARPO and the Jacobs Company will have a first priority security interest in their respective shares of all Show revenues, subject to the provisions of this paragraph 9. King World, on the one hand, and HARPO and the Jacobs Company, on the other hand, will immediately enter into further documents to effectuate the aforesaid security interest.

         (b) As soon as reasonably possible following the execution of this Amendment, the parties shall enter into the following agreements:

                 (i) An agreement (the "Escrow Agreement") pursuant to which King World shall establish an interest-bearing escrow account (the "Escrow Account") with a bank or other financial institution, into which Escrow Account King World shall deposit *. Pursuant to the Escrow Agreement, (A) HARPO and the Jacobs Company will have unconditional first priority security interests in the Escrow Account, and (B) HARPO and the Jacobs Company will be entitled, in the event that King World fails to pay any amount due under an accounting rendered to HARPO

Mr. Stephen W. Palley
King World
March 17, 1994
Page 8


(following the expiration of the applicable cure period) and without limitation of HARPO's other rights and remedies, to draw down on the funds in the Escrow Account in the amount of such delinquent payment upon HARPO's certification of such failure to the escrow agent thereunder. Any funds remaining in the Escrow Account (including interest) following the rendering to HARPO of the accounting covering the fourth quarterly period following the end of the Term, as it may be extended from time to time, shall be returned to King World. Except as provided herein or in the Escrow Agreement, the Escrow Account will not be subject to liquidation and the funds may not be used by either party.

                 (ii) One or more intercreditor agreements under which HARPO and the Jacobs Company will subordinate their security interests pursuant to subparagraph 9(a) to King World's present and future institutional lenders.

         (c) Each party shall promptly execute such financing statements and other documents as the other may reasonably require (provided the terms of such documents shall be subject to prior good faith negotiation by the parties) to perfect HARPO's and the Jacobs Company's security interests in accordance with this paragraph 9 and otherwise effectuate the terms and conditions of this paragraph 9. All agreements referred to in subparagraph (b) and subparagraph 4(c) will be entered into simultaneously by the parties.

10. Participation In Revenues: King World and HARPO's respective share of revenues attributable to the distribution of the Show in Years 8, 9 and 10 and in each subsequent Year, if any, for which HARPO exercises its option to produce the Show, shall be determined in accordance with the following:

         (a) Years 8, 9, 10 and 11: For each such Year, King World shall pay HARPO * of "Adjusted Profits".

         (b) Years 12, 13 and 14: Gross Receipts attributable to the distribution of the Show in each such Year shall be applied and paid as follows:

                 (i) First, King World shall deduct and recoup as its distribution fee (which fee shall be inclusive of all third party fees and commissions) the following applicable percentage of Gross Receipts:

Mr. Stephen W. Palley
King World
March 17, 1994
Page 9


          Season                              King World
          ------                           ----------------
                                           Distribution Fee
                                           ----------------
          Year 12                          *
          Year 13                          *
          Year 14                          *

                 (ii) Next, King World shall deduct and recoup out of the remaining balance of Gross Receipts an amount equal to the Recoupable Distribution Costs for such Year.

                 (iii) Finally, the remaining balance of Gross Receipts shall be paid to HARPO.

         (c) Payment provisions shall be the same as outlined in paragraph 16 of the July 29, 1988 amendment modifying paragraph 11 of the January 30, 1987 agreement except that, with respect to Years 9 and 10 and any subsequent Years, payments shall be made to the Jacobs Company, rather than to Jeffrey D. Jacobs. Neither Jeffrey D. Jacobs nor the Jacobs Company shall have any independent audit rights. Simultaneously herewith, Jeffrey D. Jacobs, the Jacobs Company and HARPO are executing the Payment Sideletter annexed hereto.

         (d) Each Year's Guarantee shall constitute prepayment of, and a recoupable advance against, HARPO's Share of Revenues (as defined below) attributable to that Year.

         (e)     As used hereinabove:

                 (i) "Adjusted Profits" will be defined consistent with the Existing Agreement, the parties acknowledging that, as previously agreed,
(1) there will be no deductions for distribution fees, general sales overhead or indirect expenses (including without limitation NATPE) of King World or for HARPO talent fees, (2) King World shall use reasonable efforts, consistent with its reasonable business judgment, to repatriate foreign receipts to the United States, (3) retransmission fees and like amounts received by King World will be included in Gross Receipts, (4) to the extent that King World excludes taxes from Gross Receipts, Gross Receipts shall include the equivalent value of any corresponding tax savings realized by King World in connection with the payment of such taxes, and (5) recoupment of distribution expenses will be further qualified as set forth in Exhibit A.

                 (ii) "Gross Receipts" will be defined in accordance with the Agreement, the parties acknowledging that, as previously agreed, (1) King World shall use reasonable efforts, consistent with its reasonable business judgment, to repatriate foreign receipts to the United States, (2) retransmission fees and like amounts received by King World will be included in Gross Receipts, and (3) to the

Mr. Stephen W. Palley
King World
March 17, 1994
Page 10


extent that King World excludes taxes from Gross Receipts, Gross Receipts shall include the equivalent value of any corresponding tax savings realized by King World in connection with the payment of such taxes.

                 (iii) "Recoupable Distribution Costs" shall mean those distribution costs which, pursuant to the Agreement, King World is entitled to recoup out of Gross Receipts. The parties acknowledge that (1) Recoupable Distribution Costs will not include general sales overhead, indirect expenses (including without limitation NATPE) of King World or HARPO talent fees, (2) it is not their intention to expand or diminish the nature or definition of those cost items which King World is entitled to recoup from revenues attributable to the Show (as opposed to the individual or aggregate dollar amount of such cost items, which may change with inflation and/or with a change in suppliers of goods and services and/or in King World's distribution activities) as a result of the agreed upon shift in Year 12 from an arrangement pursuant to which the parties share Adjusted Profits to one pursuant to which HARPO receives the balance of Show revenues after King World takes a distribution fee and recoups expenses, as more fully set forth in this Amendment).

                 (iv) "HARPO's Share of Revenues" means (A) with respect to Years 8, 9, 10 and 11, the * share of Adjusted Profits payable to HARPO pursuant to subparagraph 10(a), and (B) with respect to Years 12, 13 and 14, the share of Gross Receipts payable to HARPO pursuant to subparagraph 10(b)(iii).

         (f) HARPO shall continue, with respect to all distribution by King World hereunder, to have accounting and audit rights as set forth in the Agreement.

11.      Distribution of Library and Related Matters

         (a)     King World agrees that, except as set forth in subparagraphs
(i) and (ii) below, it cannot distribute or license for exhibition any episodes of the Show produced by either WLS or HARPO for initial distribution by King World pursuant to the Agreement (herein, the "Library") in any medium without the express written permission of HARPO:

                 (i)      Selling Term:

                          A.      Until August 31 of the last Year with respect
to which HARPO exercises its option to produce the Show hereunder, King World shall have the exclusive right to distribute the Show for first-run syndication within the United States and Canada.

                          B.      Until August 31 of the last Year with respect
to which HARPO exercises its option to produce the Show hereunder (the "Foreign Distribution Stop Date"), King World shall have the exclusive right to distribute the Show on a first run basis in all television media (the parties acknowledging that, for purposes of this

Mr. Stephen W. Palley
King World
March 17, 1994
Page 11


Amendment, home video is not a television medium) throughout the world excluding the United States and Canada.

                 (ii) Exhibition Term: All King World licenses for exhibition of the Show in the United States and Canada shall end no later than the date (the "End Date") constituting the September 15 following the last day of the last Year with respect to which HARPO exercises its option to produce the Show hereunder. All King World licenses for exhibition of the Show outside the United States and Canada shall end no later than the date (the "Foreign End Date") constituting the second anniversary of the End Date (provided that licenses entered into after the Foreign Distribution Stop Date shall end no later than the End Date).

         (b)     HARPO agrees that, except as set forth in subparagraphs (i),
(ii) and (iii) below, it cannot distribute or license for exhibition the Library in any television media without the express written permission of King
World:

                 (i) Selling Term: HARPO may exercise distribution rights in and to the Library in all television media at any time after September 15 of the last Year with respect to which HARPO exercises its option to produce the Show hereunder; provided that neither HARPO nor any distributor or other third party to whom HARPO or any distributor licenses any such distribution rights will negotiate or enter into exhibition licenses with individual television stations or station groups in the United States until the next following
March 1.

                 (ii) Exhibition Term: HARPO may license the Library for exhibition in the United States and Canada after the End Date, and for exhibition outside of the United States and Canada after the Foreign End Date. HARPO may additionally, following the Foreign Distribution Stop Date, authorize the exhibition of the Library in all television media outside the United States and Canada after the End Date.

                 (iii) Proceeds: HARPO's profits from the exploitation in perpetuity of such rights in and to the Library, net of all residuals, reuse and repackaging fees, as well as other direct, out-of-pocket, unreimbursed distribution expenses, production expenses and other direct, out of pocket costs of HARPO incurred in connection with such exploitation (but not third party distribution fees, which shall be borne by HARPO), shall be split on a * basis. In the event that HARPO undertakes such distribution itself, it shall similarly not be entitled to take a distribution fee. If HARPO reedits the programs or adds material to them, it shall be entitled to an additional fee to be negotiated in good faith.

         (c)     King World hereby grants to HARPO, commencing immediately, the
unrestricted right to exploit home video rights in and to the Library.   HARPO's
profits from the exploitation in perpetuity of home video rights in and to the Library, net of all third party distribution fees, residuals and reuse or repackaging fees, as well as other direct, out-of-pocket, unreimbursed distribution expenses, production expenses and other direct, out of pocket costs of HARPO incurred in connection with such

Mr. Stephen W. Palley
King World
March 17, 1994
Page 12


exploitation, shall be split on a * basis. In the event that HARPO undertakes such distribution itself, it shall not be entitled to take a distribution fee. If HARPO reedits the programs or adds material to them, it shall be entitled to an additional fee to be negotiated in good faith.

         (d) King World hereby grants to HARPO, commencing immediately, the exclusive unrestricted right to exploit merchandising rights in and to the Library and the Show. HARPO's profits from the exploitation of merchandising rights accruing on or prior to the End Date specifically relating to the Show (as opposed, by way of example, to Oprah Winfrey as a personality), net of all third party distribution fees, residuals and reuse or repackaging fees, as well as other direct, out-of-pocket, unreimbursed distribution expenses, production expenses and other direct, out of pocket costs of HARPO incurred in connection with such exploitation, shall be split on a * basis; provided that HARPO shall not be required to share any profits that are donated to charity. In the event that HARPO undertakes such distribution itself, it shall not be entitled to take a distribution fee, but HARPO shall be entitled to an additional fee to be negotiated in good faith if it performs or furnishes substantial additional creative input in connection with the development or preparation of merchandising items. All revenues from the exploitation of such merchandising rights accruing after the End Date shall, as between the parties, be owned and controlled solely by HARPO. Commercial tie-in rights in and to the Library and the Show shall be vested in HARPO but HARPO shall not authorize the exploitation of such rights until after the End Date without the written consent of King World.

         (e) King World hereby grants to HARPO, commencing immediately, the unrestricted right to exploit Interactive Rights (as defined below) in and to
the Library.   HARPO's profits from the exploitation in perpetuity of
Interactive Rights in and to the Library, net of all third party distribution fees, residuals and reuse or repackaging fees, as well as other direct, out-of-pocket, unreimbursed distribution expenses, production expenses and other direct, out of pocket costs of HARPO incurred in connection with such exploitation, shall be split on a * basis; provided that HARPO shall be entitled to an additional fee to be negotiated in good faith if it performs or furnishes substantial additional creative input, services or material in connection with the development and exploitation of such Interactive Rights.
As used herein, "Interactive Rights" means the right to reproduce or store the Library in whole or in part by means of interactive media (including without limitation CD-ROM, CD-I, other optical discs or chips and/or similar or dissimilar systems in whatever form, whether now known or hereafter devised).

         (f) Any medium with respect to which King World is granted a financial participation pursuant to this paragraph 11 shall encompass such medium in whatever form(s) whether now known or hereafter devised.

         (g) King World will, upon presentation by HARPO, execute and file standard guild assumption agreements, and execute and/or complete any other

Mr. Stephen W. Palley
King World
March 17, 1994
Page 13


additional forms or document(s) required by the applicable unions per their standard practice, applicable to King World's distribution of the show; provided, however, that HARPO shall furnish King World with residual schedules.

         (h) Except as set forth to the contrary hereinabove, all rights in all media throughout the universe in and to the Library, the Show and Oprah Winfrey's name, likeness and persona are hereby reserved (or, to the extent applicable, granted) to HARPO.

         (i) With respect to any financial participations of King World referred to in this paragraph 11, King World shall have accounting and audit rights coextensive and reciprocal with those of HARPO pursuant to the Agreement.

12.      Exclusivity and Noncompetition

It is agreed between the parties as further consideration for entering into this extension agreement that, from this date forward, neither HARPO nor Oprah Winfrey shall have any exclusivity of any kind to King World, nor shall King World have any options or rights of first look/first negotiation on any HARPO product or on the services of Oprah Winfrey, except as set forth as follows:

         (a) While the Show is being distributed by King World on a first run basis in the United States hereunder (i.e., until the End Date):

                 (i) Oprah Winfrey will not render on-camera services on a regular basis on any television show whose regularly scheduled United States telecast is at any time during the 2:00pm to 5:00pm (local time) time period; and

                 (ii) Oprah Winfrey will not render on-camera services on any regularly scheduled television series (including without limitation any free television network, cable television network or syndicated talk show) with the same format or a substantially similar format as the Show.

         (b) After the Show is no longer being distributed by King World on a first run basis hereunder (i.e., after the End Date):

                 (i)      Prior to the end of Year *:

                          A.      Oprah Winfrey will not render on-camera
services on any regularly scheduled television series (including without limitation any free television network, cable television network or syndicated talk show) with the same format or a substantially similar format as the Show; provided that this restriction shall not apply to any free network television show intended for regular broadcast not more than once per week in prime time.

Mr. Stephen W. Palley
King World
March 17, 1994
Page 14


                          B.      Except as otherwise provided in this
paragraph 12, Oprah Winfrey will have the unrestricted right to appear in television shows, including without limitation shows which do not have same format or a substantially similar format as the Show.

                 (ii) After the end of Year *: Oprah Winfrey will have the additional right to render on-camera services on a cable television talk show with the same format or a substantially similar format as the Show so long as the regularly scheduled United States telecast of such cable television talk show is not at any time during the 2:00pm to 5:00pm (local time) time period.

                 (iii) After the end of Year 14, HARPO and Oprah Winfrey will have the unrestricted right to produce and appear in television shows, including without limitation shows with same format or a substantially similar format as the Show.

         (c) Subject to the other provisions of this paragraph 12, HARPO will have the right, after the September 15 of the last Year with respect to which HARPO exercises its option to produce the Show hereunder, to distribute, license, and authorize the distribution and/or licensing of, the Show, or any other television talk show with the same format or a substantially similar format as the Show, for exhibition in the United States and Canada.

         (d) Any and all disputes relating to what constitutes "the same format or a substantially similar format as the Show" under the provisions of this paragraph 12 shall be adjudicated by binding arbitration in accordance with the provisions of Schedule C.

13.      Change in Control:

         (a)     Upon any Change in Control (as defined below):

                 (i) All exclusivity and noncompetition restrictions set forth in paragraph 12 shall end effective as of the end of the last Year for which HARPO shall exercise the option to produce new episodes of the Show hereunder. Without limiting the foregoing, HARPO and Oprah Winfrey shall, upon the End Date, be free without restriction of any kind whatsoever to produce and render services on television shows with the same format or a substantially similar format as the Show.

                 (ii) All distribution and exploitation rights in and to the Library outside of the United States and Canada shall immediately vest in HARPO, provided that:

                          A.      King World shall be entitled to its
applicable financial participations in connection with such rights specified in paragraph 11; and

                          B.      HARPO will have the exclusive right to
authorize the exhibition of the Library in all television media outside the United States and Canada, subject to any preexisting licenses theretofore entered into by King World in

Mr. Stephen W. Palley
King World
March 17, 1994
Page 15


accordance herewith; provided that any proceeds otherwise payable to and retainable by HARPO (after accounting to King World for its share in accordance with paragraph 11) in connection with HARPO's exploitation of such foreign distribution rights which, in the absence of such Change In Control (i.e., if such exploitation were effected by King World), would have been applied toward recoupment of any unrecouped portion of any Guarantee in accordance with the terms hereof (e.g., proceeds allocable to any exhibition of the Library through the date after which King World would not have been able to authorize foreign exhibition of the Library) shall be paid to King World and applied toward recoupment of such Guarantee.

                 (iii) Any restrictions with respect to the volume of shares that can be sold (herein, "volume restrictions") pursuant to the Stock Option Agreement shall be reduced or eliminated to the extent that the volume restrictions which then apply to Roger King and/or any other person who was a King World executive prior to such Change in Control are more favorable than those accorded to Oprah Winfrey and Jeffrey D. Jacobs.

                 (iv) In the event that HARPO (A) commits to produce the Show hereunder for an additional Year after an agreement is reached to effect any disposition, transfer or other transaction which, if consummated, would constitute a Change in Control, and (B) said Change in Control occurs, King World will pay HARPO the one-time sum of * upon the date said Change in Control is deemed to have occurred in accordance with Exhibit B annexed hereto.

         (b) As used herein, "Change in Control" shall be defined in accordance with Exhibit B annexed hereto.

14. Signing Bonuses: In further consideration of HARPO s agreement to produce the Show for the Year 10, King World will pay to HARPO the sum of *, accruing and payable as follows:

         (a)     *, upon the date of execution and delivery hereof by HARPO; and

         (b) *, on the one year anniversary of the date of execution and delivery hereof by HARPO.

The payments referred to in this paragraph 14 will not be recoupable by King World out of Gross Receipts, Adjusted Profits, or other revenues attributable to exploitation of the Show.

15. Personal Guarantee From Oprah Winfrey: The acknowledgment from Oprah Winfrey dated January 30, 1987 comprising a part of the Existing Agreement is hereby deemed null and void and replaced with the Guarantee attached hereto.

Mr. Stephen W. Palley
King World
March 17, 1994
Page 16


Except as expressly modified by this Amendment, the Agreement (including without limitation the amendment to the Agreement dated September 5, 1992 relating to certain cash flow matters) constitutes the sole and entire agreement between the parties and shall remain in full force and effect and shall not be subject to modification or waiver except in a writing signed by both parties. For purposes of construing this Amendment, this Amendment will be deemed to have been jointly drafted by the parties.

This Amendment may be executed in one or more counterparts.

If the foregoing meets with your approval, please sign a copy of this document and return it to me. This letter constitutes an offer which may, at the election of HARPO, be withdrawn at any time prior to unconditional acceptance and signature by King World.

Thank you for your cooperation in this matter.

Very truly yours,

HARPO, INC.



Jeffrey D. Jacobs

President

ACCEPTED AND APPROVED

KING WORLD PRODUCTIONS, INC.



By:____________________________

                                   GUARANTEE


King World Productions, Inc.
1700 Broadway
New York, New York 10019



I refer to the agreement ("Amendment") dated March 17, 1993 between King World Productions, Inc. ("King World") and HARPO, Inc. ("HARPO"). All capitalized terms used herein shall have the respective meanings ascribed to them in the Amendment.

As an inducement to King World to enter into the Amendment, I hereby guarantee the full performance by HARPO of its past, current and prospective obligations and agreements (including without limitation the representations, warranties and agreements set forth in paragraphs 12 and 15 and the repayment of any loans to HARPO and of any Guarantees and Production Fees which become repayable to King World) under the Agreement. Insofar as this is a guarantee of HARPO's monetary obligations, it constitutes a guarantee of payment and not collection.

As an additional inducement to King World to enter into the Amendment, I hereby represent, warrant and agree as follows:

         (a) That I have heretofore looked and shall hereafter look solely to HARPO for all compensation to be paid to me for all services and obligations performed or to be performed by me and all rights, licenses and privileges granted or to be granted by me,

         (b) That I waive any claims against King World for wages, salary or other compensation of any kind for any services which I have heretofore rendered or may hereafter render pursuant to the Agreement.;

         (c) That I am familiar with each and all of the terms, covenants and conditions of the Agreement, and consent and agree to the execution and delivery of the Agreement including the Amendment by HARPO; that I shall render all services, grant all rights and perform all other obligations to be performed by me as provided for in the Agreement;

         (d) That I shall comply with all of the terms, covenants and conditions of the Agreement on my part to be complied with; that I am under no obligation or disability created by law or otherwise which would or might prevent or restrict me from so doing;

         (e) That I have heretofore looked and shall hereafter look solely to HARPO for all compensation heretofore paid or to be paid to me for all services and obligations performed by me and all rights, licenses and privileges heretofore granted or to be granted by me, and that I waive any claims against King World for wages,

Mr. Stephen W. Palley
King World
March 17, 1994
Page 18


salary or other compensation of any kind for any services which I have heretofore or may hereafter render pursuant to the Agreement;

         (f) That in no event shall any amendment or termination of the agreement which I now have or any agreement which I may hereafter have with HARPO or any breach of any such agreement by HARPO limit or affect any of the obligations or any of the rights, privileges or remedies of King World provided for in the Agreement and, in such event, I shall look solely to HARPO for any remedies arising out of such breach or the failure to perform, and that I shall continue to perform all services and obligations to be performed by me under the Agreement and that King World shall continue to have all rights, privileges and remedies specified therein; and

         (g) That, in the event of a breach or threatened breach of the Agreement by HARPO, King World shall be entitled to seek equitable relief by way of injunction or otherwise or legal relief against HARPO, and equitable relief by way of injunction or otherwise or legal relief against me under this Guarantee,without the necessity of first resorting to or exhausting any rights or remedies which King World may have against HARPO. I acknowledge, for this purpose only, that the rights I have granted to HARPO are of a special, unique, unusual and extraordinary and intellectual character giving them peculiar value, the loss of which cannot be reasonably or adequately compensated in damages.

Dated: _____________________

___________________________________
           OPRAH WINFREY

                              [Payment Sideletter]

                               JEFFREY D. JACOBS
                                JACOBS & COMPANY
                                C/O HARPO, INC.
                              110 NORTH CARPENTER
                               CHICAGO, IL 60607

King World Productions, Inc.
1700 Broadway, 35th Floor
New York, NY 10019

Attn:    Mr. Stephen W. Palley
         Executive Vice President and
         Chief Operating Officer

Dear Steve:

I am writing with reference to the amendment dated March 17, 1994 between HARPO, Inc. and King World Productions, Inc. (the "Amendment").

As you know, the share of Harpo's Share of Revenues (as said term is defined in the Amendment) that HARPO has directed to my benefit shall, effective as of the commencement of the 1994/95 season, be paid to Jacobs & Company (an entity of which I am the principal), rather than to me. I hereby confirm that Jacobs & Company shall have rights under the Agreement (as said term is defined in the Amendment) of a scope no greater than those that I have personally under the Existing Agreement (as said term is defined in the Amendment).

                                 Very truly yours,



                                 Jeffrey D. Jacobs
                                 Personally, and on behalf of Jacobs & Company


ACCEPTED AND APPROVED

HARPO, INC.

By:____________________________
Oprah Winfrey

                                  EXHIBIT A

I. The Production Fee for each Year includes the following costs, which shall be borne by HARPO to the extent generally consistent with current practice applicable to Year 8 (the parties acknowledging that (1) the Agreement shall not deem to require HARPO to incur individual or aggregate costs in any specific amount, and (2) notwithstanding that some of the cost items listed below are, as of Year 8 (without giving effect to this Amendment), being separately reimbursed by King World, solely for purposes of determining whether HARPO bears such costs in Year 8 (after giving effect to this Amendment) and in subsequent Years, during which no such separate payment or reimbursement will be made, "current practice" shall be deemed to require that such costs are borne by HARPO out of the Production Fee to the same extent that, as of Year 8 (without giving effect to this Amendment), such costs are borne by HARPO out of the Production Fee and/or such separate reimbursements):

a. one hundred ninety five (195) Oprah Winfrey Show programs and five (5) "best-of" programs

b.       remotes, as determined by HARPO

c.       "swat visits"

d.       BPME

e.       Christmas gifts to general managers and others

f.       topical television and radio promo production

g.       fall campaign production

h.       CSSR reel

i.       fall press kit

j.       cost of attendance at Daytime Emmy Awards

k.       news director visits

l.       "back-up" feeds to affiliates

m. all music clearance costs in connection with the initial domestic run of each program

n. all HARPO-supported services in the areas of affiliate relations, promotion, fan mail and publicity

II. The Production Fee(s) do not include the following costs, which shall, except as noted to the contrary below, be advanced by King World and, to the extent generally consistent with current practice applicable to Year 8, recouped:

a. media buy each fall (provided that, commencing with Year 12, the amount expended by King World shall be subject to the prior approval of HARPO).

b.       co-op buys - print and other media buys

c. NATPE costs (provided that such costs shall be borne solely by King World and shall not be recouped as Recoupable Distribution Costs)

d.       satellite charges

e.       close captioning

f.       extra swat visits requested by KWP

g.       focus groups as agreed by KWP

h. special KWP-requested p.r.merchandise (provided that such costs shall be borne solely by King World and shall not be recouped as Recoupable Distribution Costs)

i.       print and trade ad production

j. all amounts payable pursuant to any union or guild agreement in connection with the retelecast or reuse of any program(s) or any element(s) thereof, including, without limitation, residuals and re-use fees (including fringes thereon), provided that HARPO will not incur residual obligations in excess of scale except where reasonable or consistent with industry practice.

k. all music clearance costs (excluding costs in connection with the initial domestic run of any program(s))

l.       all other distribution expenses

                                   EXHIBIT B

"Change in Control" means, and shall be deemed to have occurred if:

         (a) At any time during a period of two (2) years, at least a majority of King World's Board of Directors shall not consist of Continuing Directors. "Continuing Directors" shall mean Directors of King World at the beginning of such two-year period and Directors who subsequently became such and whose selection or nomination for election by King World's shareholders was approved by a majority of the then Continuing Directors; or

         (b) King World becomes a party to a merger, consolidation, share exchange with another company or other transaction, in which either (i) King World is not the surviving corporation or (ii) King World is the surviving corporation and either (A) the persons who were owners of the voting securities of King World before the transaction own less than 50% of the voting securities of King World after the transaction, or (B) any outstanding shares of its common stock are converted into shares or other securities of any other company or cash or other property other than securities of King World (excluding, in the case of either clause (i) or clause (ii), payments made solely for fractional shares, dissenters' or similar rights and/or a reincorporation or the establishment of a holding company involving no change in ownership of King World); or

         (c) King World's shareholders shall either (i) approve any plan or proposal for the disposition or other transfer of all, or substantially all, of the assets of King World (other than to a subsidiary of King World) or for the complete liquidation or dissolution of King World (other than a reincorporation or the establishment of a holding company involving no change in ownership of King World) or (ii) dispose of more than 50% of the outstanding voting stock of King World by tender offer or other transaction requiring consideration by Company's Board of Directors to a Person or a group of Persons other than King World or a subsidiary of King World (the terms "Person" and "Group" being as determined for purposes of Regulation 13D promulgated by the Securities Exchange Commission under the Securities Exchange Act, or any successor regulation).

A "Change in Control" shall be deemed to have occurred upon the end of the applicable 2-year period, in the case of (a) or, in the case of any transaction, disposition or transfer described by (b) or (c), upon the date that such transaction, disposition or transfer is consummated.

                                  EXHIBIT C

Any and all disputes relating to what constitutes "the same format or a substantially similar format as the Show" under the provisions of paragraph 12 of the Amendment shall be adjudicated by binding arbitration in Chicago, Illinois or New York, New York on an expedited basis in accordance with the following procedures:

         (a) Any demand for arbitration hereunder shall be delivered by hand or by certified mail to King World at 1700 Broadway, New York, NY 10019, attention of the Chief Operating Officer and to HARPO at 110 N. Carpenter Street, Chicago, IL 60605, attention of the President or to such other address or to the attention of such other person as either party may specify by written notice of the other. Such demand shall be in lieu of any formal complaint.

         (b) The dispute shall be arbitrated by a panel of three (3) arbitrators (the "Panel"), each of whom shall be either (i) a former Judge of a United States District Court, (ii) a former Judge of a United States Court of Appeals, or (iii) a law professor with acknowledged expertise in the area of copyright and intellectual property law then tenured at one of the following law schools: Harvard, Yale, NYU, UCLA, Columbia, University of Chicago or Stanford ("Qualified Arbitrator"). Within 21 days of receipt by either party of a demand for arbitration hereunder (the "Demand"), each of King World and HARPO shall notify the other of its selection of one Qualified Arbitrator to serve as an arbitrator. Within 21 days after designation of the two party-appointed arbitrators, those two arbitrators shall consult and shall appoint another Qualified Arbitrator as an arbitrator to complete the Panel.
If HARPO or King World shall fail to appoint its respective arbitrator within 21 days after receipt of a Demand, then the other side shall have the right to appoint the arbitrator on behalf of the non-appointing party.

         (c) Within 40 days after receipt of a Demand, each party shall, whether or not it receives any subpoena or request for documents or information, deliver to the other party (i) a copy of all documents, videotapes and tangible things in the possession, custody or control of the producing party that relate in any way to the dispute to be arbitrated, and (ii) a list of all persons, including experts, who may be called as witnesses at the hearing on the merits of the arbitration (the "Hearing"). Either party may make specific requests for documents, videotapes or tangible things. Any such specific request must be delivered to the other party not more than 10 days after receipt of the Demand, and must be complied with fully by the other party not more than 40 days after receipt of the Demand.

         (d) Each party may take, upon reasonable notice, the deposition of any person identified by the other party as a possible witness at the Hearing. All depositions must be completed no later than 85 days after receipt of the Demand. No deposition may be taken until at least 45 days have elapsed after receipt of the Demand.

         (e) The Hearing shall commence 110 days after receipt of the Demand, and shall continue on each consecutive business day thereafter until fully concluded, unless continued by the Panel for good cause shown. Each side shall have not more than 5 business days to present its case. The oral decision of the Panel shall be rendered within 10 days after the Hearing is concluded, and the written decision within 30 days thereafter, but failure to meet these deadlines shall not oust the Panel of jurisdiction.

         (f) The parties acknowledge that the sole issue to be resolved by means of arbitration shall be whether a given actual or proposed television show has "the same format or a substantially similar format" as or to The Oprah Winfrey Show.

         (g) The parties expressly acknowledge that a breach of paragraph 12 of the Amendment may cause great and irreparable harm to King World or to HARPO and that the extent of the damage caused by such a breach may be difficult or impossible to determine. The parties therefore agree that the Panel in any arbitration proceeding shall be empowered to enforce paragraph 12 of the Amendment through an award of injunctive relief to the full extent to which a federal court would be authorized by law to award such relief, as well as an award of such monetary or other relief as the Panel may deem just and proper.

King World hereby waives the right to obtain injunctive or other equitable relief to enforce its rights pursuant to paragraph 12 of the Amendment in connection with any dispute relating to what constitutes "the same format or a substantially similar format as the Show" under the provisions of paragraph 12 of the Amendment, unless and until such dispute has been finally determined pursuant to this arbitration procedure, provided, however, that in any arbitration proceeding commenced hereunder, (i) King World s waiver of its right to obtain such preliminary injunctive relief shall be without prejudice to King World s right to obtain an award of permanent injunctive relief to enforce its rights under paragraph 12 of the Amendment, as provided for in paragraph (g) above, and (ii) in connection with any application by King World for such relief, HARPO shall not refer to, and the Panel shall not consider, said waiver by King World and/or any equities, harm or hardship that might otherwise be claimed to arise from the fact that HARPO is already distributing the program that is claimed to violate King World's rights under paragraph 12 of the Amendment.